UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_____________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	November 30, 2012

Intellicell Biosciences, Inc.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-54729	91-1966948
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

460 Park Avenue, 17th Floor, New York, New York	10022
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:	(646) 576-8700

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Item 3.02 Unregistered Sale of Equity Securities

On December 14, 2012, Intellicell Biosciences, Inc. (the “Company”) entered into a securities purchase agreement with a purchaser that qualified as an accredited investor, as defined in Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to which the Company sold the investor 833,333 units, each unit consisting of two (2) shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”) and a warrant to purchase a share of Common Stock (collectively, the “Warrant”), for aggregate gross proceeds of $250,000. The Warrant is exercisable for a period of five years from the date of issuance at an initial exercise price of $0.45, subject to adjustment.  The exercise price of the Warrant is subject to customary adjustments for stock splits, stock dividends, recapitalizations and the like.

At any time after the filing of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2012, if the Company shall receive a written request from investors holding not less than fifty-one percent (51%) of the  shares of Common Stock in the Units purchased in the offering that the Company file a registration statement under the Securities Act covering the registration of the shares of Common Stock issuable upon exercise of the Warrants and the shares of Common Stock purchased as part of the units (the “Registrable Securities”), then the Company shall, within ten days of the receipt of such request, give written notice of such request to all investors, and as expeditiously as commercially possible file a registration statement on Form S-1 under the Securities Act registering all of the Registrable Securities that the investors request to be registered.  The Company shall not be required to effect a registration (i) after the Company has effected one demand registration requested by the investors, (ii) after the third (3rd) anniversary of the final closing or (iii) during the period starting with the date 30 days prior to the Company’s good faith estimate of the date of filing of, and ending on the date 180 days following the effective date of the registration statement pertaining to an underwritten public offering of the Company’s securities. Until the third anniversary of the final closing, the Company shall be required to file a registration statement registering all of the Registrable Securities as soon as commercially possible if the Company shall fail for any reason to satisfy the current public information requirement under Rule 144(c) promulgated under the Securities Act.

The investor has contractually agreed to restrict its ability to exercise the Warrant such that the number of shares of the Company Common Stock held by the investor and its affiliates after such exercise does not exceed 9.99% of the Company’s then issued and outstanding shares of Common Stock.

The securities sold in the private placement were not registered under the Securities Act, or the securities laws of any state, and were offered and sold in reliance on the exemption from registration afforded by Section 4(2) and Regulation D (Rule 506) under the Securities Act and corresponding provisions of state securities laws, which exempt transactions by an issuer not involving any public offering. The investor is an “accredited investor” as such term is defined in Regulation D promulgated under the Securities Act.   This current report shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall such securities be offered or sold in the United States absent registration or an applicable exemption from the registration requirements and certificates evidencing such shares contain a legend stating the same.

The foregoing information is a summary of the agreements involved in the transaction described above, is not complete, and is qualified in its entirety by reference to the full text of such agreements, copies of which are attached as exhibits to this Current Report on Form 8-K.  Readers should review such agreements for a complete understanding of the terms and conditions associated with this transaction.

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

On November 30, 2012, the board of directors of the Company appointed John P. Pavia III as a director of the Company, effective immediately, increasing the size of the board of directors to five (5) members.  Mr. Pavia does not have any family relationship with any director, executive officer or person nominated or chosen by us to become a director or executive officer.  There is no understanding or arrangement between Mr. Pavia and any other person pursuant to which Mr. Pavia was selected as a director.  There are no transactions in which Mr. Pavia has an interest requiring disclosure under Item 404(a) of Regulation S-K.  Mr. Pavia has not entered into any material plan, contract or arrangement in connection with his appointment as director.

Since January 2008, Mr. Pavia has served as the Senior Vice President of Corporate Development & Chief Counsel of Hartford-based FM Facility Maintenance, a full service maintenance company.  From October 2006 until December 2007, Mr. Pavia served as the founding partner and Executive Managing Director of Siena Lane Partners, LLC, an advisory group that assists small and medium sized companies with devising and implementing growth strategies.   From 2002 until September 2006, Mr. Pavia served as vice president, deputy general counsel and assistant secretary of RR Donnelley & Sons after joining the management team that took control of Moore Corporation Ltd. in late 2000.   Mr. Pavia was a director of Sionix Corporation, a NASDAQ-listed company, from July 2008 to May 2010 and a director of RedRoller Holdings, Inc., an OTCBB quoted company, from December 2007 until December 2008.  Mr. Pavia attended American University School of Law and later clerked for U.S. District Judge Robert Zampano.  He served as an Assistant District Attorney in Brooklyn from 1992 to 1995 and later became a partner at the law firm of Levy & Droney, where he worked from 1995 to 1999.  Mr. Pavia has been associated with Quinnipiac University School of Law since 1990 as an adjunct professor.  Mr. Pavia is also the Finance Chairman of the Connecticut Republican Party.

Item 9.01	Financial Statements and Exhibits.

(d)            Exhibits

The exhibits listed in the following Exhibit Index are filed as part of this report.

4.1	Form of Warrant issued to the Investor (filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K filed with the SEC on November 21, 2012 and incorporated herein by reference).

10.1
Form of subscription agreement by and among Intellicell Biosciences, Inc. and the Investor (filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on November 21, 2012 and incorporated herein by reference).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTELLICELL BIOSCIENCES, INC.

Date: December 18, 2012	By:	/s/ Dr. Steven Victor
Dr. Steven Victor
Chief Executive Officer

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